UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – DECEMBER 5, 2011

CIG WIRELESS CORP.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100
Atlanta, GA 30328
(Address of principal executive offices)

(678) 332-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01:      Entry into a Material Definitive Agreement.

Limited Liability Company Membership Interests Purchase Agreement

On December 5, 2011, CIG Wireless Corp. (the “Company”) entered into a Limited Liability Company Membership Interests Purchase Agreement (the “LLC Purchase Agreement”) with CIG Properties, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“CIG Properties”), BAC Berlin Atlantic Holding GmbH & Co. KG, a German Kommanditgesellschaft (“BAC Berlin”), and Communications Infrastructure Group, LLC, a Delaware limited liability company (the “CI Group”).  CI Group is engaged in the business of the management of towers and other wireless infrastructure.  BAC Berlin has agreed to sell one hundred percent (100%) of the membership interests of CI Group (the “Membership Interests”) to CIG Properties.  As consideration for the acquisition of the Membership Interests, the Company, on behalf of CIG Properties, has issued to BAC Berlin 750,000 shares of the Company’s common stock (the “Consideration Shares”).

Item 2.01:      Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 2.01.

The Company will file the financial statements of the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of the U.S. Securities and Exchange Commission’s Current Report on Form 8-K.

Item 3.02:      Unregistered Sale of Equity Securities

The information set forth in Item 1.01 of this is incorporated by reference into this Item 3.02.  The Company issued the Consideration Shares in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 8.01.      Other Events.

Symbol Change

The Company’s common stock is now traded on the over the counter bulletin board under the symbol “CIGW.OB.” This change of the Company’s symbol was effectuated to reflect the recent change of the Company’s name to “CIG Wireless Corp.”

Item 9.01:      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file the financial statements of the newly acquired business by amendment to this Report within 71 calendar days after the date this Report is due, as permitted by Instruction (a)(4) to Item 9.01 of the U.S. Securities and Exchange Commission’s Current Report on Form 8-K.

(b)	Exhibit List

Exhibit	Description

Exhibit No.	Description of Exhibits

Exhibit 10.14
Limited Liability Company Membership Interests Purchase Agreement, dated as of December 5, 2011, by and among Communications Infrastructure Group, LLC, CIG Wireless Corp., CIG Properties, Inc. and BAC Berlin Atlantic Holding GmbH & Co. KG.

Exhibit 10.15	Common Stock Purchase Agreement, dated as of December 5, 2011, by and among CIG Wireless Corp. and BAC Berlin Atlantic Holding GmbH & Co. KG.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Sebastien Koechli
Name: Sebastien Koechli Title: President

Date:      December 6, 2011